Other reserves	6 Months Ended
Jun. 30, 2025
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.25	As at 31.12.24
	£m	£m
Currency translation reserve	2,054	3,625
Fair value through other comprehensive income reserve	(1,465)	(1,873)
Cash flow hedging reserve	(1,210)	(2,930)
Own credit reserve	(541)	(1,059)
Other reserves and treasury shares	1,855	1,769
Total	693	(468)
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2025, there was a cumulative gain of £2,054m (December 2024: £3,625m gain) in the currency translation reserve, a loss during the period of £1,571m (2024: loss of £46m) net of tax credit of £3m (2024: £13m). This principally reflects the appreciation of GBP against USD, INR & JPY offset by GBP depreciating against EURO during 2025.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the total of unrealised gains and losses on fair value through other comprehensive income investments since initial recognition.
As at 30 June 2025, there was a cumulative loss of £1,465m (December 2024: £1,873m loss) in the fair value through other comprehensive income reserve. The gain during the period of £408m (2024: £505m loss) is principally driven by a £499m gain (2024: £536m loss) due to decrease in yields and a net loss of £68m transferred to the income statement (2024: £164m gain) offset by a tax charge of £157m (2024: tax credit of £194m).
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2025, there was a cumulative loss of £1,210m (December 2024: £2,930m loss) in the cash flow hedging reserve. The £1,720m gain in the period (2024: £777m gain) is principally driven by £1,662m gain (2024: £824m loss) from fair value movements on interest rate swaps as major interest rate forward curves decreased (2024: increased), £707m of accumulated losses transferred to the income statement (2024: £1,831m losses) and a tax charge of £667m (2024: tax charge of £281m).
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2025, there was a cumulative loss of £541m (December 2024: £1,059m loss) in the own credit reserve, the gain of £518m during the period (2024: loss of £819m) principally reflects a £709m gain (2024: loss of £1,131m) from the widening of credit spreads partially offset by tax charge of £194m (2024: tax credit of £309m).
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.
As at 30 June 2025, there was a cumulative gain of £1,855m (December 2024: £1,769m gain). This principally reflects an increase of £67m (December 2024: increase of £205m) due to the repurchase of 270m shares (December 2024: 818m) as part of the share buybacks conducted in the six months ended 30 June 2025 and £19m gain (December 2024: £1m loss) on account of increase in treasury shares balance held in relation to employee share schemes.